BMC Fund, Inc.

Form N-CSR

Exhibit 12(a)(2)

Section 906 Certification

I, Boyd C. Wilson, Jr., Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: December 17, 2013

/s/ Boyd C. Wilson, Jr.

Boyd C. Wilson, Jr.

Vice President and Chief Financial Officer

BMC Fund, Inc.

Form N-CSR

Exhibit 12(a)(2)

Section 906 Certification

I, Paul H. Broyhill, Chief Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: December 17, 2013

/s/ Paul H. Broyhill

Paul H. Broyhill

Chairman and Chief Executive Officer